Table of Contents


Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  14
Independent Auditors' Report...........  17
Dividend Reinvestment Plan.............  18

                       Letter to Shareholders


January 30, 1996

Dear Shareholder,

  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets enjoyed substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined.
People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  The U.S. economy grew throughout 1995, but the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. The yield on 10-year Treasury notes was 5.57 percent on December 31, 1995 compared to 7.82 percent a year earlier. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

Performance Summary

  Van Kampen American Capital Intermediate Term High Income Trust, formerly
Van Kampen Merritt Intermediate Term High Income Trust, is a diversified portfolio of high yield bonds. We are pleased to report that the Trust generated a total return at market price of 29.17 percent<F1> for the year ended December 31, 1995. This strong performance reflects a gain in market price per common share on the New York Stock Exchange from $5.50 per share on December 31, 1994, to $6.375 per share on December 31, 1995. The total return at net asset

1 Continued on page two

value was 23.70 percent<F2>, including reinvestment of dividends totaling $.702 per share, compared to a total return in 1994 of -2.54 percent<F2>. The Trust continues to maintain a leveraged capital structure.
  The Trust's current annualized dividend of $.702 per common share represents a distribution rate of 11.01 percent<F3> based on the 1995 closing common stock price.
  Since the Fed was focused for most of the year on slowing economic growth to a sustainable level, the Trust's portfolio emphasized bonds issued by consumer products, entertainment and other companies that are less likely to be adversely affected by an economic slowdown. The average quality of the Trust was improved by increasing its exposure to BB-rated issues, because higher quality bonds tend to perform better than lower-quality bonds in a slowing economy. We believe the portfolio's defensive posture will allow for relatively strong performance unless the economy deteriorates unexpectedly.

Corporate News

  As you may have noticed in the performance summary, your Trust has a new name. At the beginning of January all former Van Kampen Merritt and American Capital closed-end funds assumed the Van Kampen American Capital name. Please look under the new heading "VnKmAC" to find your Trust's price in your daily newspaper.

Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased economic activity.
  The outlook for the fixed-income market---including high yield bonds---is positive. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year.
  We appreciate your continued confidence in your investment with Van Kampen American Capital, and we look forward to communicating with you again regarding the performance of your Trust.

Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.


2


    Performance Results for the Period Ended December 31, 1995
   Van Kampen American Capital Intermediate Term High Income Trust
             (NYSE Ticker Symbol  VIT)



Total Returns
One-year total return based on market price<F1>...............     29.17%
One-year total return based on NAV<F2>...........................  23.70%

Distribution Rate
Distribution rate as a % of closing common stock price<F3>....     11.01%

Share Valuations
Net asset value...............................................  $   6.19
Closing common stock price....................................  $  6.375
One-year high common stock price (06/14/95)...................  $  7.000
One-year low common stock price (01/25/95)....................  $  5.500
Preferred share rate<F4>......................................     5.890%


<F1>Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3

                            Portfolio of Investments

                              December 31, 1995
-----------------------------------------------------------------------------------
Par
Amount
(000)     Description                              Coupon    Maturity  Market Value
-----------------------------------------------------------------------------------
          Corporate Bonds
          Aerospace & Defense  2.3%
$  2,600  Sequa Corp. ...........................    9.625%  10/15/99  $ 2,574,000
     700  Sequa Corp. ...........................    9.375   12/15/03      659,750
                                                                       ------------
                                                                         3,233,750
                                                                       ------------

          Automobile  1.1%
   1,450  Exide Corp. ...........................   10.000  04/15/05     1,573,250
                                                                       ------------

          Beverage, Food & Tobacco 0.6%
   1,050  Fleming Cos. Inc. Var. Rate Cpn. ......    8.125  12/15/01       903,000
                                                                       ------------

          Buildings & Real Estate  8.8%
   3,750  American Standard Inc. ................   10.875  05/15/99     4,153,125
   1,300  Building Material Corp. <F2> .......... 0/11.750  07/01/04       884,000
   2,100  Doman Industries Ltd. .................    8.750  03/15/04     2,026,500
   1,150  Schuller International Group Inc. .....   10.875  12/15/04     1,299,500
     525  Southdown Inc. ........................   14.000  10/15/01       577,500
   3,700  Walter Industries Inc. ................   12.190  03/15/00     3,746,250
                                                                       ------------
                                                                        12,686,875
                                                                       ------------

          Chemicals, Plastics & Rubber  0.5%
   1,000  G. I. Holdings Inc. ...................         * 10/01/98       772,500
                                                                       ------------
          Consumer Non-Durables  2.8%
     250  Herff Jones Inc. ......................   11.000  08/15/05       267,500
   1,300  Playtex Family Products Corp. .........    9.000  12/15/03     1,147,250
   2,590  Revlon Consumer Products Corp. ........    9.375  04/01/01     2,615,900
                                                                       ------------
                                                                         4,030,650
                                                                       ------------

          Containers, Packaging & Glass  6.2%
     550  Anchor Glass Container Corp. ..........   10.250  06/30/02       448,250
      50  Anchor Glass Container Corp. ..........    9.875  12/15/08        30,500
   1,500  Atlantis Group Inc. ...................   11.000  02/15/03     1,312,500
     500  Owens Illinois Inc. ...................   10.500  06/15/02       532,500
   3,000  Owens Illinois Inc. ...................   11.000  12/01/03     3,405,000
   1,000  S.D. Warren Co. .......................   12.000  12/15/04     1,105,000
   1,850  Stone Consolidated Corp. ..............   10.250  12/15/00     1,984,125
                                                                       ------------
                                                                         8,817,875
                                                                       ------------

4  See Notes to Financial Statements

                       Portfolio of Investments (Continued)

                              December 31, 1995
---------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                  Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------
         Diversified/Conglomerate Manufacturing  5.7%
$   250  Communications & Power Industries Inc. .....    12.000% 08/01/05  $    257,500
  1,000  IMO Industries Inc. ........................    12.250  08/15/97     1,005,000
  3,650  Jordan Industries Inc. .....................    10.375  08/01/03     3,102,500
  1,350  Republic Engineered Steels Inc. ............     9.875  12/15/01     1,218,375
  2,520  Talley Manufacturing & Technology Inc. .....    10.750  10/15/03     2,532,600
                                                                           ------------
                                                                              8,115,975
                                                                           ------------

         Ecological  0.6%
    900  Norcal Waste Systems Inc. ..................    12.500  11/15/05       911,250
                                                                           ------------

         Electronics  1.7%
  1,850  Bell & Howell Holdings Co. <F2> ............  0/11.500  03/01/05     1,216,375
  1,100  Computervision .............................    11.375  08/15/99     1,157,750
                                                                           ------------
                                                                              2,374,125
                                                                           ------------

         Farming & Agriculture  1.9%
  2,000  Trans Resources Inc. .......................    14.500  09/01/96     2,060,000
    750  Trans Resources Inc. .......................    11.875  07/01/02       693,750
                                                                           ------------
                                                                              2,753,750
                                                                           ------------

         Finance  2.3%
  3,000  American Annuity Group Inc. ................    11.125  02/01/03     3,247,500
                                                                           ------------

         Grocery  2.3%
  1,100  Pathmark Stores Inc. .......................    11.625  06/15/02     1,111,000
  1,450  Pathmark Stores Inc. .......................     9.625  05/01/03     1,410,125
    750  Purity Supreme Inc. ........................    11.750  08/01/99       823,125
                                                                           ------------
                                                                              3,344,250
                                                                           ------------

         Healthcare  3.4%
    450  Merit Behavioral Care Corp. ................    11.500  11/15/05       468,000
  1,700  Ornda Healthcorp ...........................    11.375  08/15/04     1,912,500
  1,700  Tenet Healthcare Corp. .....................     9.625  09/01/02     1,874,250
    550  Tenet Healthcare Corp. .....................    10.125  03/01/05       609,125
                                                                           ------------
                                                                              4,863,875
                                                                           ------------

5  See Notes to Financial Statements

                  Portfolio of Investments (Continued)

                        December 31, 1995
-------------------------------------------------------------------------------
Par
Amount
(000)     Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------
          Hotel, Motel, Inns & Gaming  7.1%
$  1,300  Aztar Corp. .......................    13.750% 10/01/04  $  1,443,000
   3,500  California Hotel Finance Corp. ....    11.000  12/01/02     3,710,000
   1,800  GB Property Funding Corp. .........    10.875  01/15/04     1,588,500
   1,650  Hollywood Casino Inc. .............    12.750  11/01/03     1,501,500
   1,900  Trump Plaza Funding Inc. ..........    10.875  06/15/01     1,976,000
                                                                   ------------
                                                                     10,219,000
                                                                   ------------

          Insurance  0.7%
     900  Nacolah Holding Corp. .............     9.500  12/01/03       945,000
                                                                   ------------

          Leisure  2.4%
     500  Alliance Entertainment Corp. ......    11.250  07/15/05       503,750
   2,485  Viacom International Inc. .........    10.250  09/15/01     2,857,750
     100  Viacom International Inc. .........     8.000  07/07/06       102,250
                                                                   ------------
                                                                      3,463,750
                                                                   ------------

          Mining, Steel, Iron & Non-Precious Metal  3.3%
   1,100  Armco Inc. ........................    11.375  10/15/99     1,127,500
     600  Carbide/Graphite Group Inc. .......    11.500  09/01/03       651,000
   3,000  Easco Corp. .......................    10.000  03/15/01     3,015,000
                                                                   ------------
                                                                      4,793,500
                                                                   ------------

          Oil & Gas  10.1%
  1,150   Clark R & M Holdings Inc. .........    *       02/15/00       767,625
  1,200   Giant Industries Inc. .............     9.750  11/15/03     1,215,000
  3,650   Global Marine Inc. ................    12.750  12/15/99     4,051,500
  1,750   Petroleum Heat & Power Inc. .......    12.250  02/01/05     1,951,250
  1,450   Plains Resources Inc. .............    12.000  10/01/99     1,518,875
  1,200   TransTexas Gas Corp. ..............    11.500  06/15/02     1,236,000
    300   Triton Energy Corp. ...............    *       11/01/97       259,500
  3,700   Triton Energy Corp. <F2> ..........   0/9.750  12/15/00     3,496,500
     50   United Meridian Corp. .............    10.375  10/15/05        53,000
                                                                   ------------
                                                                     14,549,250
                                                                   ------------

6  See Notes to Financial Statements

                  Portfolio of Investments (Continued)

                        December 31, 1995
----------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                   Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------
          Printing, Publishing & Broadcasting  14.8%
$  3,400  Century Communications Corp. ................    9.750% 02/15/02  $  3,519,000
     600  Century Communications Corp. ................   11.875  10/15/03       645,000
   1,200  Comcast Corp. ...............................    9.375  05/15/05     1,263,000
   4,000  Insight Communications Co. <F2> ........  8.250/11.250  03/01/00     4,020,000
   2,600  K-III Communications Corp. ..................   10.625  05/01/02     2,782,000
     250  K-III Communications Corp. ..................   10.250  06/01/04       268,750
   2,100  Rogers Communications Inc. ..................   10.875  04/15/04     2,194,500
   2,400  SCI Television Inc. .........................   11.000  06/30/05     2,556,000
   2,500  Storer Communications Inc. ..................   10.000  05/15/03     2,506,250
     200  Young Broadcasting Inc. .....................   11.750  11/15/04       224,000
   1,200  Young Broadcasting Inc. .....................   10.125  02/15/05     1,272,000
                                                                            ------------
                                                                              21,250,500
                                                                            ------------

          Retail  1.9%
   1,000  Hosiery Corp. America Inc.
          (Including 1,000 common stock warrants) .....   13.750  08/01/02     1,082,500
   1,650  Waban Inc. ..................................   11.000  05/15/04     1,691,250
                                                                            ------------
                                                                               2,773,750
                                                                            ------------

          Telecommunications  5.5%
  1,275   Centennial Cellular Corp. ...................  10.125   05/15/05     1,345,125
  1,000   Continental Cablevision Inc. ................   8.300   05/15/06     1,005,000
    600   Intermedia Communications of Florida, Inc.
          (Including 600 common stock warrants) .......  13.500   06/01/05       672,000
    900   Metrocall Inc. ..............................  10.375   10/01/07       958,500
  1,200   Mobilemedia Communications Inc. .............   9.375   11/01/07     1,242,000
  2,520   Panamsat L. P. ..............................   9.750   08/01/00     2,671,200
                                                                            ------------
                                                                               7,893,825
                                                                            ------------

7  See Notes to Financial Statements

                  Portfolio of Investments (Continued)

                        December 31, 1995
----------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                   Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------
          Textiles  0.7%
$ 1,100   Dan River Inc. .............................   10.125%  12/15/03  $  1,017,500
                                                                            ------------

          Transportation  1.1%
  1,600   U.S. Air Inc. ..............................    8.625   09/01/98     1,576,000
                                                                            ------------

Total Long-Term Investments  87.8%
 (Cost $122,141,335) <F1>.................................................   126,110,700
Repurchase Agreement  7.7%
 State Street Bank & Trust, U.S. Treasury Bond, $9,505,000 par,
 7.500% coupon, due 11/15/16, dated 12/29/95, to be sold on
 01/02/96 at $10,989,016 .................................................    10,982,000

Other Assets in Excess of Liabilities  4.5%...............................     6,521,561
                                                                            ------------

Net Assets  100%..........................................................  $143,614,261
                                                                          ==============

*Zero coupon bond


<F1>  At December 31, 1995, cost for federal income tax purposes is
      $122,141,335; the aggregate gross unrealized appreciation is $5,077,811 and the aggregate gross unrealized depreciation is $1,108,446, resulting in net unrealized appreciation of $3,969,365.

<F2>  Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.


The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                Portfolio Composition by Credit Quality
                BBB..........................   0.7%
                BB...........................  36.1
                B............................  60.2
                Non-Rated....................   3.0
                                              ------
                                              100.0%
                                              ======

8  See Notes to Financial Statements

                               Statement of Assets and Liabilities

                                          December 31, 1995
----------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $122,141,335) (Note 1).................................  $  126,110,700
Repurchase Agreements (Note 1)............................................................      10,982,000
Cash......................................................................................          38,906
Receivables:
   Investments Sold.......................................................................       4,100,263
   Interest...............................................................................       2,916,783
Miscellaneous.............................................................................           2,920
                                                                                            ---------------
     Total Assets.........................................................................     144,151,572
                                                                                            ---------------

Liabilities:
Payables:
   Income Distributions - Common and Preferred Shares.....................................         168,015
   Investment Advisory Fee (Note 2).......................................................          91,187
   Investments Purchased..................................................................          50,556
Accrued Expenses..........................................................................         227,553
                                                                                            ---------------
     Total Liabilities....................................................................         537,311
                                                                                            ---------------
Net Assets................................................................................  $  143,614,261
                                                                                            ===============


Net Assets Consist of:
Preferred Shares ($.01 par value, 1,000,000 shares authorized, 588 shares outstanding
   with liquidation preference of $100,000 per share) (Note 4)............................  $   58,800,000
                                                                                            ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
   13,710,760 shares issued and outstanding)..............................................         137,108
Paid in Surplus...........................................................................     124,474,385
Net Unrealized Appreciation on Investments................................................       3,969,365
Accumulated Undistributed Net Investment Income...........................................         986,397
Accumulated Net Realized Loss on Investments..............................................     (44,752,994)
                                                                                            ---------------
   Net Assets Applicable to Common Shares.................................................      84,814,261
                                                                                            ---------------
Net Assets................................................................................  $  143,614,261
                                                                                            ===============

Net Asset Value Per Common Share ($84,814,261 divided by 13,710,760
   shares outstanding)....................................................................  $         6.19
                                                                                            ===============

9  See Notes to Financial Statements

                           Statement of Operations

                   For the Year Ended December 31, 1995
--------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $    14,900,907
Other...........................................................          145,688
                                                                  ----------------
     Total Income...............................................       15,046,595
                                                                  ----------------

Expenses:
Investment Advisory Fee (Note 2)................................        1,057,595
Preferred Share Maintenance (Note 4)............................          185,588
Shareholder Services (Note 2)...................................           81,027
Trustees Fees and Expenses (Note 2).............................           31,662
Legal (Note 2)..................................................           18,250
Other...........................................................          204,802
                                                                  ----------------
     Total Expenses.............................................        1,578,924
                                                                  ----------------

Net Investment Income...........................................  $    13,467,671
                                                                  ================

Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
   Proceeds from Sales..........................................  $   153,043,567
   Cost of Securities Sold......................................     (151,844,158)
                                                                  ----------------
Net Realized Gain on Investments ...............................        1,199,409
                                                                  ----------------
Unrealized Appreciation/Depreciation on Investments:
   Beginning of the Period......................................       (2,188,785)
   End of the Period............................................        3,969,365
                                                                  ----------------
Net Unrealized Appreciation on Investments During the Period....        6,158,150
                                                                  ----------------
Net Realized and Unrealized Gain on Investments.................  $     7,357,559
                                                                  ================

Net Increase in Net Assets from Operations......................  $    20,825,230
                                                                  ================

10  See Notes to Financial Statements

                          Statement of Changes in Net Assets

                   For the Years Ended December 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                          Year Ended         Year Ended
                                                                   December 31, 1995  December 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income............................................  $     13,467,671   $     13,734,793
Net Realized Gain/Loss on Investments............................         1,199,409         (3,897,998)
Net Unrealized Appreciation/Depreciation on Investments
   During the Period.............................................         6,158,150         (9,473,638)
                                                                   -----------------  -----------------
Change in Net Assets from Operations ............................        20,825,230            363,157
                                                                   -----------------  -----------------
Distributions from Net Investment Income:
   Common Shares.................................................        (9,624,657)       (13,079,738)
   Preferred Shares..............................................        (3,476,603)        (2,540,673)
                                                                   -----------------  -----------------
Total Distributions..............................................       (13,101,260)       (15,620,411)
                                                                   -----------------  -----------------
Net Change in Net Assets from Investment Activities..............         7,723,970        (15,257,254)
Net Assets:
Beginning of the Period..........................................       135,890,291        151,147,545
                                                                   -----------------  -----------------
End of the Period (Including undistributed net investment income
   of $986,397 and $438,912, respectively) ......................  $    143,614,261   $    135,890,291
                                                                   =================  =================


11  See Notes to Financial Statements

                           Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
---------------------------------------------------------------------------
                                                       1995         1994
---------------------------------------------------------------------------
Net Asset Value,
   Beginning of the Period <F1>.................  $    5.623  $     6.735
                                                  ----------- ------------
   Net Investment Income........................        .982        1.002
   Net Realized and Unrealized
     Gain/Loss on Investments...................        .537        (.975)
                                                  ----------- ------------
Total from Investment Operations................       1.519         .027
                                                  ----------- ------------
Less Distributions from Net Investment Income:
     Paid to Common Shareholders................        .702         .954
     Common Share Equivalent of
       Distributions Paid to
       Preferred Shareholders...................        .254         .185
                                                  ----------- ------------
Total Distributions.............................        .956        1.139
                                                  ----------- ------------
Net Asset Value, End of the Period..............  $    6.186  $     5.623
                                                  =========== ============

Market Price Per Share at
   End of the Period............................  $    6.375  $     5.500
Total Investment Return at Market Price <F2>....      29.17%      (23.22%)
Total Return at Net Asset Value <F3>............      23.70%       (2.54%)
Net Assets at End of the Period
   (In millions)................................  $    143.6  $     135.9
Ratio of Expenses to Average
   Net Assets Applicable
   to Common Shares (Annualized)................       1.92%        1.96%
Ratio of Expenses to Average
   Net Assets (Annualized)......................       1.12%        1.16%
Ratio of Net Investment Income to
   Average Net Assets Applicable
   to Common Shares (Annualized)<F4>.............      12.16%       13.31%
Portfolio Turnover..............................     119.35%      110.41%


<F1>  Net asset value at January 26, 1989 of $9.300 is adjusted for common and preferred share offering costs of $.198 per share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based on NAV.

<F4>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable
*Non-Annualized

12

                                       Financial Highlights (continued)

               The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------------------------
                                                                                               January 26, 1989
                                                                                                (Commencement of
                                                       Year Ended December 31                         Investment
---------------------------------------------------------------------------------------------     Operations) to
                                                       1993       1992       1991       1990   December 31, 1989
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of the Period <F1>.................  $   6.228  $   5.924  $   4.603  $   7.488  $           9.102
                                                  ---------- ---------- ---------- ---------- ------------------
   Net Investment Income........................      1.109      1.206      1.150      1.566              1.387
   Net Realized and Unrealized
     Gain/Loss on Investments...................       .526       .174      1.282     (2.866)            (1.653)
                                                  ---------- ---------- ---------- ---------- ------------------
Total from Investment Operations................      1.635      1.380      2.432     (1.300)             (.266)
                                                  ---------- ---------- ---------- ---------- ------------------
Less Distributions from Net Investment Income:
     Paid to Common Shareholders................       .990       .908       .840      1.083              1.020
     Common Share Equivalent of
       Distributions Paid to
       Preferred Shareholders...................       .138       .168       .271       .502               .328
                                                  ---------- ---------- ---------- ---------- ------------------
Total Distributions.............................      1.128      1.076      1.111      1.585              1.348
                                                  ---------- ---------- ---------- ---------- ------------------
Net Asset Value, End of the Period..............  $   6.735  $   6.228  $   5.924  $   4.603  $           7.488
                                                  ========== ========== ========== ========== ==================

Market Price Per Share at
   End of the Period............................  $   8.125  $   7.250  $   6.875  $   4.125  $           7.375
Total Investment Return at Market Price <F2>....     26.12%     18.67%     92.24%    (32.91%)           (17.27%)*
Total Return at Net Asset Value <F3>............     25.46%     21.36%     48.77%    (26.20%)           (15.58%)*


Net Assets at End of the Period
   (In millions)................................  $ 151.1  $   144.2  $   140.0  $   121.9 $            187.7
Ratio of Expenses to Average
   Net Assets Applicable
   to Common Shares (Annualized)................      1.72%      1.87%      2.51%      2.10%              1.56%
Ratio of Expenses to Average
   Net Assets (Annualized)......................      1.04%      1.11%      1.42%      1.90%               N/A
Ratio of Net Investment Income to
   Average Net Assets Applicable
   to Common Shares (Annualized)<F4>.............    14.66%     16.48%     15.86%     17.24%             13.20%
Portfolio Turnover..............................     99.34%    109.38%     78.37%     57.49%             33.12%


<F1>  Net asset value at January 26, 1989 of $9.300 is adjusted for common and preferred share offering costs of $.198 per share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's  assets with reinvestment of dividends based on NAV.

<F4>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable
 *Non-Annualized

13  See Notes to Financial Statements


                     Notes to Financial Statements

                         December 31, 1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen American Capital Intermediate Term High Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. The Trust commenced investment operations on January 26, 1989.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation---Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities and repurchase agreements with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions---Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses---Interest income and expenses are recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes---It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its


14

                  Notes to Financial Statements (Continued)

                          December 31, 1995
--------------------------------------------------------------------------------

shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Trust had an accumulated capital loss carry forward for tax purposes of $44,752,994, of which $22,627,301, $19,427,104, $1,670,578 and $1,028,011 will expire on December 31, 1998,
1999, 2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post
October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. Distribution of Income and Gains---The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $181,074 have been reclassified from accumulated undistributed net investment income to paid in surplus.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended December 31, 1995, the Trust recognized expenses of approximately $18,800 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $30,800.


15

                 Notes to Financial Statements (Continued)

                        December 31, 1995
--------------------------------------------------------------------------------

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $151,295,134 and $151,844,158, respectively.

4. Auction Market Preferred Shares
The Trust has outstanding 588 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on December 31, 1995, was 5.890%. During the year ended December 31, 1995, the rates ranged from 5.550% to 6.360%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
  The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

16


                          Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen American Capital Intermediate Term High Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Intermediate Term High Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Intermediate Term High Income Trust as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                   KPMG Peat Marwick LLP
Chicago, Illinois
February 13, 1996


17

                        Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

How to Participate
If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

Cost of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

Right to Withdraw
You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
   One Parkview Plaza, Oakbrook Terrace, IL 60181, Attn: Closed-End Funds


18

              Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

19

         Van Kampen American Capital Intermediate Term High Income Trust
--------------------------------------------------------------------------------

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105



Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606



Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.

20